INCOME TAXES (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Expense Reconciliation
Tax computed at the statutory rate	$ 754	$ 755
Increase (decrease) resulting from:
State income taxes, net of federal tax effect	128	162
Other permanent differences	(5)	247
Net provision (benefit) for income taxes	$ 877	$ 1,164